                                 (DELCATH LOGO)


                                 IN SUPPORT OF
                             EXCELLENCE IN MEDICINE

DS
                             DELCATH SYSTEMS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


COMMON STOCK                                                 SEE REVERSE FOR
$0.001 PAR VALUE                                           CERTAIN DEFINITIONS
                                                            CUSIP 24661P 10 4





This Certifies That








is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK $0.001 PAR VALUE, OF DELCATH SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-laws of the Corporation as from time to time amended.

     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     In Witness Whereof, Delcath Systems, Inc. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

     Dated:

/s/                                        /s/

ASSISTANT SECRETARY                        PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
      AMERICAN STOCK TRANSFER & TRUST COMPANY
                    (NEW YORK, N.Y.)
                               TRANSFER AGENT AND REGISTRAR

BY

                                       AUTHORIZED SIGNATURE

                             DELCATH SYSTEMS, INC.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certiciate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                   UNIF GIFT MIN ACT - ___________ Custodian ___________
TEN ENT  - as tenants by the entireties                                 (Cust)                (Minor)
JT TEN   - as joint tenants with right                                under Uniform Gifts to Minors
           of survivorship and not as tenants                         Act _____________________________
           in common                                                                 (State)
COM PROP - as community property


    Additional abbreviations may also be used though not in the above list.


For value received, ____________________________ hereby sell, assign and transer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books on the within-named Corporation with full power of substitution in the premises.

Dated, ________________________


                               _____________________________________________________________________________________________________
                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
                                       THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


_______________________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.